EXHIBIT 99.1

Date:  1 September 2005

The Board of Directors
CHINA CABLE & COMMUNICATION, INC.
No.22 Bei Xin Cun Hou Street
Xiang Shan
Haidan District
Beijing 100093 PRC

Dear Sirs,

RE:  CHINA CABLE AND COMMUNICATION, INC.

I hereby tender my resignation as Director of the Company with effect from 1 September 2005.

I confirm that I have no claim against the Company in respect of fees nor for compensation for loss of office.

Yours faithfully,

/s/ Tsang Zee Ho Paul
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Tsang Zee Ho Paul